EXHIBIT 99.2
To be effective, this Form of Election and Letter of Transmittal must be received by the Exchange Agent (identified below) no later than the Election Deadline of 5:00 p.m., New York time, on              , 2008,
together with the certificate(s) representing all shares of common stock, par value $0.01 per share, of
FORM OF ELECTION
AND
LETTER OF TRANSMITTAL
to accompany certificates representing
shares of common stock, par value $0.01 per share, of
VALUE FINANCIAL SERVICES, INC.
Please read and follow the accompanying instructions carefully and deliver to:
American Stock Transfer & Trust Company, the Exchange Agent
By mail, hand or overnight courier
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
Attention: Reorganization Department
For confirmation only: call the Exchange Agent (toll-free) at 1-877-248-6417
THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED AND SUBMITTED, TOGETHER WITH YOUR CERTIFICATE(S) REPRESENTING ONE OR MORE COMMON SHARES OF VALUE FINANCIAL SERVICES, INC., TO THE ADDRESS SET FORTH ABOVE. DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
THE INSTRUCTIONS ACCOMPANYING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL SHOULD BE READ
CAREFULLY BEFORE THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL IS COMPLETED.
IF CERTIFICATES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE FORM OF ELECTION AND LETTER OF
TRANSMITTAL MUST BE SUBMITTED FOR EACH DIFFERENT REGISTERED OWNER. SEE INSTRUCTIONS 4 AND 5.

TABLE A DESCRIPTION OF SHARE(S) ENCLOSED
Name(s) and Address(es) of Certificate Holder(s)	Share Certificates Enclosed
(Please fill in, if blank, exactly as name(s)	(Attach additional list if necessary)
appear(s) on Share Certificate(s))	(See Instruction 3)

Total Shares:

          Pursuant to the Agreement and Plan of Merger, dated as of September 10, 2008 (as it may be amended from time to time, the “Merger Agreement”), by and between EZCORP, Inc. (“EZCORP”) and Value Financial Services, Inc. (“VFS”), the undersigned surrenders to the Exchange Agent the certificate(s) (the “VFS Certificate(s)”) representing the shares of common stock, par value $0.01 per share, of VFS (“VFS Shares”) owned of record by the undersigned as set forth in this Form of Election and Letter of Transmittal, and elects (the “Election”), in the manner indicated in Table B below, to have the VFS Shares evidenced by the corresponding VFS Certificate(s) converted into the right to receive one (and only one) of the following:
•	Stock Election — 0.75 shares of common stock, par value $0.01 per share, of EZCORP Class A Non-voting Common Stock (the “EZCORP Shares”) for each VFS Share as described in the proxy statement/prospectus (a “Stock Election”);

•	Cash Election — $11.00 for each VFS Share (the “Cash Consideration”), subject to proration and adjustment, as defined and calculated in the Merger Agreement and described in the proxy statement/prospectus (a “Cash Election”); or

•	Mixed Election — the Cash Consideration with respect to a portion of the undersigned’s VFS Shares evidenced by the VFS Certificate(s) as designated by the undersigned below in Table B and the EZCORP Shares with respect to the balance of the undersigned’s VFS Shares evidenced by the VFS Certificate(s), subject to proration and adjustment as described in the Merger Agreement and the proxy statement/prospectus (a “Mixed Election”). A Mixed Election must be made with respect to whole VFS Shares and not any portion of a VFS Share.
          If the undersigned does not mark one of the Election boxes below in Table B, the undersigned will be deemed to elected to receive EZCORP Shares as provided in the Merger Agreement and described in the proxy statement/prospectus.
          The undersigned understands that the Election is subject to certain terms, conditions and limitations set forth in the proxy statement/prospectus, the Merger Agreement included as Exhibit A to the proxy statement/prospectus, and the instructions applicable to this Form of Election and Letter of Transmittal. Holders may be subject to a proration process in which a holder receives for such holder’s VFS Shares an aggregate amount of Cash Consideration and EZCORP Shares other than which such holder has elected. The allocation and adjustment procedures are described under the caption The Merger Agreement – Merger Consideration in the proxy statement/prospectus. Holders of VFS Shares are urged to read the Merger Agreement and the proxy statement/prospectus in their entirety before completing this Form of Election and Letter of Transmittal.
          The undersigned understands that the definitive terms under which the Merger will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by holders of VFS Shares, the effect of this Form of Election and Letter of Transmittal, and certain conditions to the consummation of the Merger, are summarized in the proxy statement/prospectus, and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each of the Election options, and the undersigned is aware that those consequences are summarized in general terms in the proxy statement/prospectus section entitled Information about the Background and Terms of the Merger—Material United States Federal Income Tax Consequences of the Merger.
          The undersigned makes the following Election for the undersigned’s VFS Shares owned of record and represented on the VFS Certificate(s) surrendered herewith:

TABLE B
ELECTION
Check one of the boxes below:
☐ Stock Election
☐ Cash Election
☐ Mixed Election — Convert:
•	VFS Shares into Cash Consideration (as described above, if you elect the Mixed Election, please fill in the blank to the left to designate the number of whole VFS Shares represented on the VFS Certificate(s) surrendered herewith that you want converted into the Cash Consideration), a Mixed Election must be made with respect to whole VFS Shares and not any portion of a VFS Share; and

•	all remaining VFS Shares into EZCORP Shares
ALLOCATION PRIORITY
          All Elections are subject to the proration and allocation provisions set forth in the Merger Agreement and described in the proxy statement/prospectus. If you have made a valid Cash Election or a Mixed Election and wish to designate the priority in which VFS Shares covered by the Election are to be reallocated in the event that the Cash Consideration is not available in the full amount elected, please designate such priority below by VFS Certificate(s) number (including the number of shares to which the prioritization pertains), with the VFS Shares to be converted into EZCORP Shares in lieu of being converted into the Cash Consideration listed first:

	Number of Shares to which	Total Shares Represented by
VFS Certificate No.	Prioritization Pertains:	Each VFS Certificate:

          The undersigned may be deemed to have made no election (“No Election”) if, with respect to any VFS Shares held by the undersigned:
          (a) No Election is made in Table B; or
          (b) More than one Election is made in Table B; or
          (c) The undersigned fails to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit the VFS Certificate(s) or otherwise fails to properly make an Election); or
          (d) A completed Form of Election and Letter of Transmittal (including submission of the holder’s VFS Certificate(s)) is not received by the Exchange Agent by 5:00 p.m., New York time, on ___, 2008 (the “Election Deadline”).
          In order to receive the merger consideration, (i) this Form of Election and Letter of Transmittal must be completed and signed in the space in Table E on page 4 labeled Shareholder (s) Sign Here, (ii) the undersigned must complete and sign the Substitute Form W-9 and (iii) this Form of Election and Letter of Transmittal along with the Substitute Form W-9 must be mailed or delivered with the holder’s VFS Certificate(s) set forth on page 1. In order to properly make an Election, the Form of Election and Letter of Transmittal and other required documents must be received by the Exchange Agent before the Election Deadline. If this Form of Election and Letter of Transmittal is not completed and received by the Exchange Agent in accordance with the instructions in this Form of Election and Letter of Transmittal before the Election Deadline, the undersigned will be deemed to have made No Election.
          The undersigned acknowledges receipt of the proxy statement/prospectus and agrees that all Elections, instructions and orders in this Form of Election and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the proxy statement/prospectus and the instructions applicable to this Form of Election and Letter of Transmittal. The undersigned represents and warrants that the undersigned is, as of the date of this Form of Election and Letter of Transmittal, and will be, as of the effective time of the Merger, the record holder of the VFS Shares represented by the VFS Certificate(s) surrendered herewith, with good title to those VFS Shares and full power and authority (i) to sell, assign and transfer those VFS Shares free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and (ii) to make the Election indicated in this Form of Election and Letter of Transmittal. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of the holder’s VFS Shares.
          The undersigned irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange in accordance with the Merger Agreement and the instructions hereto. The undersigned authorizes and instructs the Exchange Agent to deliver the VFS Certificate(s) covered by this Form of Election and Letter of Transmittal, and to receive on the undersigned’s behalf, in exchange for the VFS Shares represented by such VFS Certificate(s), any check or any certificate for EZCORP Shares issuable to the undersigned. Furthermore, the undersigned authorizes the Exchange Agent to follow any Election and to rely upon all representations, certifications and instructions contained in this Form of Election and Letter of Transmittal. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.
          Record holders of VFS Shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee; but at the request of EZCORP, that record holder must certify to the satisfaction of EZCORP that the record holder holds those VFS Shares as nominee for the beneficial owner(s) of those VFS Shares. Each beneficial owner for whom a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of VFS Shares, subject to the provisions concerning joint Elections.
          Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement and approval of the related transactions at the special meeting of shareholders of VFS.

TABLE C
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4 & 6)
     To be completed ONLY if the check is to be made payable to, or the certificate for EZCORP Shares are to be issued in the name of, someone other than the record holder(s) of the VFS Shares or the name of the record holder(s) needs to be corrected or changed.
     Issue
     ☐    Certificate to:                           ☐    Check to:
Name
(Please print)
Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9)

TABLE D
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 & 6)
     To be completed ONLY if the check is to be made payable to, or the certificate for EZCORP Shares are to be issued in the name of, the record holder(s) of the VFS Shares but are to be sent to another person or to an address other than as set forth beneath the record holder’s signature on this Form of Election and Letter of Transmittal.
     Check or certificate(s) for EZCORP Shares to be delivered to:*
Name
(Please print)
Address

(Include Zip Code)
*Please attach additional sheets if necessary

TABLE E
IMPORTANT – SIGN HERE
(Please Also Complete the Substitute Form W-9
Provided in this Form of Election and Letter of Transmittal)
Please sign exactly as your name(s) appear(s) on your VFS Certificate(s). If this is a joint Election, each person covered by this Form of Election and Letter of Transmittal must sign personally.
A check, wire transfer or certificate for EZCORP Shares will be issued only in the name of the person(s) submitting this Form of Election and Letter of Transmittal and will be mailed to the address set forth beneath the person’s signature unless the Special Delivery or Special Issuance instructions are completed.

(SIGNATURE(S) OF CERTIFICATE HOLDER(S) – SEE INSTRUCTION 5)
Dated:                                         , 2008

Tax Identification or Social Security Number:

(See Substitute Form W-9 and Instruction 7)
If signature is by a person(s) other than record holder(s) and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other persons(s) acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

GUARANTEE OF SIGNATURE(S) (If required – See Instruction 4 or 6)
The undersigned guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

Authorized Signature:

Name (Please Print):

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:                                         , 2008
Name of eligible institution issuing Guarantee Note: if the check or certificate representing EZCORP Shares is to be issued in exactly the name of the record holder as inscribed on the surrendered VFS Certificate(s), the surrendered VFS Certificate(s) need not be endorsed and no guarantee of the signature on this Form of Election and Letter of Transmittal is required.

INSTRUCTIONS
          This Form of Election and Letter of Transmittal is to be completed and received by the Exchange Agent before the Election Deadline by those holders of VFS Shares desiring to make an Election. It also may be used, following consummation of the Merger, as a letter of transmittal to accompany the surrender of VFS Shares to be exchanged for the merger consideration for holders of VFS Shares who do not complete and submit the Form of Election and Letter of Transmittal before the Election Deadline, although any such VFS Shares so surrendered will be treated as No Election Shares for all purposes of the Merger Agreement. Holders of VFS Shares who do not complete and submit this Form of Election and Letter of Transmittal before the Election Deadline cannot make an Election. They will be deemed to have made a No Election and will receive Merger Consideration based on the results of the allocation procedures set forth in the Merger Agreement and described in the proxy statement/prospectus. Until a record holder’s VFS Certificate(s) is received by the Exchange Agent at the address set forth on the front of this Form of Election and Letter of Transmittal, together with any other documents the Exchange Agent may require, and until the those documents are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the EZCORP Shraes or check representing the Cash Consideration or check or wire representing cash in lieu of fractional shares (if any) in exchange for the holder’s VFS Certificate(s). In addition, no interest will accrue on the Cash Consideration or any cash in lieu of fractional shares and holders of VFS Shares receiving EZCORP Shares will not receive any dividends or other distributions to which they are entitled to with respect to their EZCORP Shares which have a record date and are paid after the effective time of the Merger. When duly surrendered, EZCORP will pay, without interest, any unpaid dividend, or other distributions, declared before the effective time. VFS will cause to be paid the accured, unpaid dividend on the VFS Series A-2 Participating Preferred Stock as soon as practicable after apprval of conversion of the VFS Series A-2 Preferred Stock to VFS Common Stock at the special meeting of shareholders of VFS, regardless of when VFS Series A-2 Participating Preferred stockholders submit their Series A-2 stock to the Exchange Agent.
1. Automatic Conversion of Participating Preferred Stock to Common Stock
     All of your VFS capital stock certificates represent either Series A-1, Series A-2 or Series B Participating Preferred Stock. At the VFS shareholders’ meeting on                     , 2008, the VFS shareholders voted to convert all three series of Participating Preferred Stock to VFS Common Stock at the rate of one share of VFS Common Stock for each share of VFS Participating Preferred Stock. When you submit your Particiating Preferred Stock certificates to the Exchange Agent, your stock will automatically be converted to VFS Common Stock without any further action on your part,a nd themerger consideration will be paid to you accordingly.
2. Time in Which to Make an Election
     For an Election to be validly made with respect to VFS Shares owned by a holder, the Exchange Agent must receive, at the address set forth on the front of this Form of Election and Letter of Transmittal, before the Election Deadline, this Form of Election and Letter of Transmittal, properly completed and executed, and accompanied by the VFS Certificate(s) representing such VFS Shares. Any shareholder whose Form of Election and Letter of Transmittal and VFS Certificate(s) are not so received will be deemed to have made a No Election.
3. Change or Revocation of Election
     Any holder of VFS Shares who has made an Election by submitting a Form of Election and Letter of Transmittal to the Exchange Agent may at any time prior to the Election Deadline change that holder’s Election by submitting to the Exchange Agent a revised and later dated Form of Election and Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent before the Election Deadline. Any holder of VFS Shares may at any time before the Election Deadline revoke the Election and withdraw the VFS Certificate(s) for the holder’s VFS Shares deposited with the Exchange Agent by written notice to the Exchange Agent received before the Election Deadline. After the Election Deadline, a holder of VFS Shares may not change the Election and may not withdraw the holder’s VFS Certificate(s) unless the Merger Agreement is terminated.
4. Guarantee of Signatures
     No signature guarantee is required on this Form of Election and Letter of Transmittal if this Form of Election and Letter of Transmittal is signed by the record holder(s) of the VFS Shares tendered herewith, and the certificate representing EZCORP Shares or the check, if applicable, are to be issued to that record holder(s) without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions and Table C above must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program. Public notaries cannot execute acceptable guarantees of signatures.

5. Signatures on Form of Election and Letter of Transmittal, Stock Powers and Endorsements
(a)	If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the certificate(s) tendered by this Form of Election and Letter of Transmittal without any alteration, variation, correction or change in the name of the record holder(s), the signature(s) must correspond exactly with the name(s) as written on the face of the VFS Certificate(s) without any change whatsoever. In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

(b)	If any VFS Shares tendered by this Form of Election and Letter of Transmittal are held of record by two or more joint holders, each of the joint holders must sign this Form of Election and Letter of Transmittal.

(c)	If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the VFS Certificate(s) listed and transmitted by this Form of Election and Letter of Transmittal, no endorsements of the VFS Certificate(s) or separate stock powers are required.

(d)	If any surrendered VFS Shares are registered in different names on several VFS Certificates, it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of VFS Certificates.

(e)	If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the VFS Certificate(s) listed, the VFS Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the VFS Certificate(s). Signatures on the VFS Certificate(s) or stock powers must be guaranteed as provided in Table E above. See Instruction 4.

(f)	If this Form of Election and Letter of Transmittal or any VFS Certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the VFS Certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.
6. Special Issuance and/or Delivery Instructions
     Unless instructions to the contrary are given in Table C entitled “Special Issuance Instructions” or Table D entitled “Special Delivery Instructions,” the certificate representing EZCORP Shares and/or the check to be distributed upon the surrender of VFS Shares by this Form of Election and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in Table A entitled Description of Shares Enclosed. If the certificate or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), Table C entitled Special Issuance Instructions must be completed. If the certificate or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in Table A entitled Description of Shares Enclosed, then Table D entitled Special Delivery Instructions must be completed. If Table C entitled Special Issuance Instructions is completed, or Table D entitled Special Delivery Instructions is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Form of Election and Letter of Transmittal must be guaranteed as provided in Table E. See Instruction 4.
7. Important Information Regarding Backup Withholding
     Each holder of VFS Shares (or other payee) is required to provide the Exchange Agent with the holder’s correct Taxpayer Identification Number (“TIN”), generally the holder’s (or other payee’s) social security or federal employer identification number, on the Substitute Form W-9 provided below in this Letter of Transmittal, and certify, under penalties of perjury, that such TIN is correct, that such holder (or other payee) is not subject to backup withholding and that such holder (or other payee) is a U.S. person, or, alternatively, to establish another basis for exemption from backup withholding. If a surrendering holder of VFS Shares (or other payee) has been notified by the Internal Revenue Service (the “IRS”) that such holder (or other payee) is subject to backup withholding, such holder (or other payee) must cross out item (2) in Part II of the Substitute Form W-9, unless such holder (or other payee) has since been notified by the IRS that such holder (or other payee) is no longer subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the holder (or other payee) to 28% federal income tax backup withholding on any payments made pursuant to the merger. If the holder (or other payee) has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder (or other payee) should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent must withhold 28% from any payments to such holder (or other payee). If the Exchange Agent is not provided with the correct TIN, the holder (or other payee) may be subject to a penalty imposed by the IRS.
     Certain holders of VFS Shares (or other payees) that are not United States persons are not subject to the backup withholding. In order for a non-U.S. individual to prevent backup withholding such individual must submit to the Exchange Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to that shareholder’s exempt status. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, including how to obtain a TIN if you do not have one, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
8. Inadequate Space
     If there is inadequate space to list the VFS Certificate(s), the information must be set forth on additional sheets substantially in the form of the corresponding portion of this Form of Election and Letter of Transmittal and attached to this Form of Election and Letter of Transmittal.
9. Indication of VFS Certificate(s) Numbers and Shares
     This Form of Election and Letter of Transmittal should indicate in Table A the certificate number of the VFS Certificate(s) covered by this Form of Election and Letter of Transmittal and the number of shares represented by each VFS Certificate.
10. Method of Delivery
     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER OF NEW ASIA BANCORP SHARES. IF DELIVERY IS BY MAIL, THE USE OF REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS STRONGLY RECOMMENDED. A return envelope is enclosed. It is suggested that this Form of Election and Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.
11. Lost VFS Certificate
     If any VFS Certificate has been lost, stolen or destroyed, the holder should call                      at                     , for instructions as to how to proceed. This Form of Election and Letter of Transmittal cannot be processed until you have followed the procedures for replacing lost, stolen or destroyed VFS Certificate(s).
12. Non-Consummation of Merger
     Consummation of the Merger is subject to the required approval of the stockholders of VFS, to the receipt of all required regulatory approvals and to the satisfaction of certain other conditions. No payments related to any surrender of the VFS Certificate(s) will be made before the consummation of the Merger, and no payments will be made to shareholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and VFS Certificate(s) submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.
13. Voting Rights and Dividends
     Holders of VFS Shares will continue to have the right to vote and to receive all dividends paid, if any, on all VFS Shares deposited by them with the Exchange Agent until the Merger becomes effective.
14. Construction
     All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.
     All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved by EZCORP in its sole discretion and such resolution will be final and binding.
     With the consent of EZCORP, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Form of Election and Letter of Transmittal has been completed and submitted so long as the intent of the holder of VFS Shares submitting the Form of Election and Letter of Transmittal is reasonably clear. Neither the Exchange Agent nor EZCORP is under any obligation to provide notification of any defects in the deposit and surrender of any VFS Certificate(s) formerly representing VFS Shares, nor will the Exchange Agent or EZCORP be liable for any failure to give any such notification.

15. Miscellaneous
     No fraction of a share of EZCORP Shares will be issued upon the surrender for exchange of any VFS Certificate(s) for EZCORP Shares. In lieu of fractional shares, the number of EZCORP Shares to be issued will be roounded up to the next whole share.
     Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement at the special meeting or voting meeting of shareholders of VFS. To vote on the Merger Agreement, please consult the proxy statement/prospectus.
16. Questions and Requests for Information
     Questions and requests for information or assistance relating to this Form of Election and Letter of Transmittal should be directed to                      at                     . Additional copies of the proxy statement/prospectus and this Form of Election and Letter of Transmittal may be obtained from the Exchange Agent by calling (718) 921-8342.

The Substitute Form W-9 BELOW must be completed and signed if you are a U.S. Person (including a U.S. resident alien). IF YOU ARE A U.S. PERSON, PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

Substitute Form W-9
Department of the Treasury Internal Revenue Service
Payer’s Request for TIN and Certification

Name:

Please check the appropriate box indicating your status:	☐ Exempt from backup
☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other	withholding

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Part I      TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the Certificate Of Awaiting Taxpayer Identification Number below and see Instruction 7, Important Information Regarding Backup Withholding.
Social Security Number OR Employer Identification Number

Note: If the account is in more than one name, see the chart in the attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 to determine which number to give to the payer.

Part II Certification

Under penalties of perjury, I certify that: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign	Signature of
Here	U.S. person ▶	Date ▶
NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN A BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ATTACHED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE INSTRUCTION 7, “IMPORTANT INFORMATION REGARDING BACKUP WITHHOLDING”.

COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” INSTEAD OF YOUR TIN IN PART I OF THE
SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of U.S. federal income backup withholding tax on all reportable payments made to me thereafter will be withheld.

Sign	Signature of
Here	U.S. person ▶	Date ▶

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the name
and
social security
For this type of account:		number of—
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

5.	Sole proprietorship or single-owner LLC	The owner[3]

Give the name and
employer
identification
For this type of account:		number of—
6.	Sole proprietorship or single-member LLC	The owner[3]

7.	A valid trust, estate, or pension trust	The legal entity[4]

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s social security number.

[3]	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

[4]	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at http://www.socialsecurity.gov/online/ss-5.pdf. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can obtain Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS website at http://www.irs.gov.
Payees Exempt From Backup Withholding
Payees specifically exempted from backup withholding include:
1.	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2);

2.	The United States or any of its agencies or instrumentalities;

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4.	A foreign government or any of its political subdivisions, agencies or instrumentalities; or

5.	An international organization or any of its agencies or instrumentalities.
Other payees that may be exempt from backup withholding include:
6.	A corporation;

7.	A foreign central bank of issue;

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9.	A futures commission merchant registered with the Commodity Futures Trading Commission;

10.	A real estate investment trust;

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940;

12.	A common trust fund operated by a bank under Section 584(a);

13.	A financial institution;

14.	A middleman known in the investment community as a nominee or custodian; or

15.	A trust exempt from tax under Section 664 or described in Section 4947.
The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for	THEN the payment is exempt for

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempts recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5000[1]	Generally, exempt recipients 1 through 7[2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation (including gross proceeds paid to an attorney under Section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and healthcare payments, attorneys’ fees and payments for services paid by a federal executive agency.
Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from backup withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.
Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return and may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns.
Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.